COLUMBIA PROPERTY TRUST UPDATE ON PENDING TRANSACTIONS & 2020 GUIDANCE 12.2019 1

UPDATE ON PENDING TRANSACTIONS & 2020 GUIDANCE INCLUDED IN THIS PRESENTATION: Slide 201 California Acquisition 3 Pending Dispositions 4 Normandy Transaction 5 Continuing Same-Store NOI Growth 9 Initial 2020 Guidance 10 2

ACQUIRING 201 CALIFORNIA STREET SAN FRANCISCO Price: $239 million Built: 1980 Rentable Square Feet: 272,000 Leased: 97% Closing date: December 2019 Opportunity • Well-located at California and Front Streets • Recently renovated but with opportunity to further enhance market position with modest capital investments • Two-thirds of the space expiring over the next five years, with in-place rents 10%+ below market* Photo used courtesy of Eastdil Secured. *Based on management's estimate. 3

PROCEEDING WITH PITTSBURGH & PASADENA SALES Westinghouse Campus - Cranberry Woods Sales of Westinghouse Campus and Pasadena Corporate Park both expected to close in early 2020 • Westinghouse Campus in Pittsburgh is under contract, with sale expected to close in Jan. 2020 • Columbia is marketing Pasadena Corporate Park and expects to complete a sale in early 2020 Pasadena Corporate Park • Expected combined sales price of $245-265 million • Remaining portfolio located in New York, San Francisco, Washington, D.C., and Boston 4

NORMANDY ACQUISITION HIGHLIGHTS

Under contract to acquire Normandy Real Estate Management, a reputable Northeast-based commercial real estate operator and fund sponsor.

- Acquisition includes Normandy's:
  - Operating platform
  - Management businesses and corresponding fee streams
  - ~$3.5 million GP stake in Normandy's Funds III and IV
- Consideration reflects approximate nominal value of $100 million[1]
- Finn Wentworth expected to join Columbia board; Jeff Gronning, Gavin Evans, Paul Teti and other Normandy Partners to join Columbia's senior leadership team
- Transaction expected to close at or shortly after YE2019



CONSTRUCTION
LEASING & ASSET MANAGEMENT
PROPERTY MANAGEMENT
ACQUISITIONS & DISPOSITIONS
JOINT VENTURE MANAGEMENT
FINANCE & ACCOUNTING
+ FUND MANAGEMENT
+ DEVELOPMENT

EXPECTED BENEFITS:

- **Expanded Platform**
- **Enhanced Execution**
- **Greater Capital Access**
- **Augmented Growth Strategy**
- **Accretive Transaction**

[1]Exclusive of transaction and closing costs; includes $86.5 MM convertible preferred OP units at $26.50 strike price (same dividend as common stock) and $13.5 MM cash.

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LOOKING AHEAD Expectations for the new expanded platform • Pursue compelling development and repositioning projects • 1-3 projects per year, depending on leasing progress at existing projects and overall portfolio risk level • Fund approximately 80% of such projects with capital from institutional partners • Maintain strong balance sheet and limit risk, with 10%-20% of capital allocated to value-add and development 6

INTRODUCTIONS



FINN WENTWORTH
Expected to join CXP board

Mr. Wentworth is a Founder and Partner of Normandy. With over 35 years of commercial real estate experience, including considerable development success, Mr. Wentworth will be a valuable addition to Columbia's board of directors.



JEFF GRONNING
Chief Investment Officer

Mr. Gronning is a Founder and Partner of Normandy. His 28 years of industry experience involve operations, investing, capital formation, and financial management, including a period as CFO of Morgan Stanley's real estate investing division, responsible for a $13 billion asset portfolio.



GAVIN EVANS
Acquisitions

Mr. Evans is a Partner of Normandy and co-heads its Investments team, where he is responsible for directing all aspects of the firm's transaction activities. At Columbia, Evans will play a key role in sourcing and acquiring compelling investment opportunities.



PAUL TETI
Leasing & Asset Management

Mr. Teti is a Partner of Normandy and head of its leasing group, responsible for managing the leasing and marketing activities for Normandy's portfolio. Teti's abilities and relationships will complement Columbia's proven asset management platform.



STEVE TRAPP
Construction

A Principal of Normandy, Mr. Trapp directs all construction activities for the company. His 30 years of experience in commercial real estate and construction includes serving as Sr. VP of Development for Mack Cali Realty Corporation and President of The Gale Construction Company.



STEVE SMITH
Property Management

A Principal of Normandy, Mr. Smith directs the firm's property management activities. He has 30+ years' experience in commercial real estate, managing over 20M SF of office, industrial, and retail property. He will bring that expertise to bear as head of property management for the new combined platform.



MELISSA DONOHOE
Fundraising & Private Capital IR

A Sr. VP at Normandy, Ms. Donohoe leads investor relations, capital formation and marketing. Earlier, she originated and managed investments for high-yield debt funds for Ares Management. Ms. Donohoe will lead fund and partner IR for Columbia, including efforts to raise new partner capital.

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MODEST NEAR-TERM ACCRETION FROM NORMANDY ACQUISITION 2020 EXPECTATIONS Revenue Streams Range (in millions) Asset Management Fees $6.5 - $7.0 Property Management Fees $5.5 - $6.5 Construction & Development Fees $4.0 - $5.0 Leasing Fees & Other Income $1.5 - $2.5 TOTAL $17.5 - $21.0 Net Income & NFFO Contribution* $6 million - $9 million Net Income & NFFO Accretion per Share* $0.01 - $0.03 (after adjusting for 3.26 million additional units)** *Exclusive of transaction costs. **Incremental convertible preferred OP units issued as consideration in Normandy transaction. 8

STRONG LEASING DRIVING SAME-STORE NOI GROWTH • Strategic locations and renovations • 2 million SF •8% - 10% leased in our core 2019 same-store • Best-in-class service markets 2017-2019 NOI growth and amenities • 44% average •8% - 11% • Creative rent roll cash leasing management spreads 2020 same-store NOI guidance • 9

2020 GUIDANCE* Assumptions • Acquisition of 201 California, San Francisco, in December 2019 • Disposition of Westinghouse Campus and Pasadena Corporate Park anticipated in Q1 2020 • Close on Normandy acquisition between December 2019 - January 2020 • Same-store NOI growth of 8% - 11% (cash basis) Guidance Low High Net Income $0.28 $0.31 Depreciation & Amortization $1.18 $1.20 Normalized Funds from Operations $1.46 $1.51 *Excludes income (expenses) on future acquisitions and dispositions, as such amounts are excluded from NFFO. 10

WHAT’S NEXT? COLUMBIA INVESTOR DAY coming in early 2020 After the close of the Normandy transaction, we’ll introduce the new team and tour some of our exciting projects. DETAILS COMING SOON. 11

FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. Such statements include, in particular, statements with respect our preliminary 2020 guidance and underlying assumptions; the proposed real property acquisitions and disposition transactions, including expected timing, expected gross sales proceeds, and other benefits from such transactions; our pending acquisition of Normandy, including the expected timing of closing of the transaction, anticipated financial impact from the Normandy acquisition, and expected benefits from the integration of the Normandy team; and expectations for the expanded new platform. These statements are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Any such forward-looking statements are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward-looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in Columbia Property Trust’s Annual Report on Form 10-K for the year ended December 31, 2018, and subsequent Quarterly Reports on Form 10-Q, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report and Quarterly Reports are not the only ones we face, but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. We do not undertake any duty to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, other than as required by law. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This presentation includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. 116-CORPPRES1911 12